Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events

Note 13. Subsequent events

On July 17, 2024, the Company completed the acquisition of 100% of the shares of Cyber Technology Services, Inc. (“CyTech”), a US cybersecurity expertise, digital forensics and incident response services company, for the total base consideration of $3.75 million. The acquisition would be accounted for as a business combination.

On August 14, 2024, the Company achieved the first trigger event (as defined in the Business Combination Agreement) regarding the price adjustment shares and the restricted sponsor shares by reaching a share price of $12.5 for twenty consecutive trading days’. The company is required to issue outstanding ordinary shares for its Shareholders and release restrictions for its Sponsors of 5,000,000 and 3,000,000, respectively. (See Note 9 for additional information).